UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 24, 2022
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Better Choice Company Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 Race Track Road
Tampa, Florida 33626
(Address of Principal Executive Offices) (Zip Code)
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(Registrant's Telephone Number, Including Area Code): (212) 896-1254
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	BTTR	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On October 24, 2022, Halo, Purely for Pets, Inc. (“Halo”), a wholly owned subsidiary of Better Choice Company Inc., a Delaware corporation (the “Company”), entered into a third amendment (the “Wintrust Amendment”) to its long-term credit facility with Old Plank Trail Community Bank, N.A., a Wintrust community bank (“Lender”) to increase the revolving line of credit from $7.5 million to $13.5 million. In addition, the Wintrust Amendment sets the interest rate on the credit facility to the U.S. Federal Fund Rate plus 3.75% (subject to a floor of 3.75%) and extends the maturity date of the credit facility from January 6, 2024 to October 31, 2024. The Wintrust Amendment also sets the amount of Halo's obligation to pledge a deposit account with Lender to a fixed amount of $6.3 million.
As part of the Wintrust Amendment, Halo used a portion of the increased revolving credit facility to repay and retire the outstanding term loan portion of the credit facility.
The foregoing description of the Wintrust Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Wintrust Amendment, the Revolving Note and the First Amendment to the Deposit Account Pledge Agreement attached to this Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of the Registrant
The disclosure in item 1.01 and Exhibits 10.1, 10.2 and 10.3 of this Form 8-K are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibits	Description
10.1
Third Amendment to Loan and Security Agreement, dated as of October 24, 2022, by and between Old Plank Trail Community Bank, N.A. (“Lender”) and Halo, Purely for Pets, Inc., a Delaware corporation (“Halo”).

10.2	Revolving Promissory Note, dated as of October 24, 2022, issued by Halo in favor of Lender.
10.3	First Amendment to Deposit Account Pledge Agreement, dated as of October 24, 2022, executed and delivered by Halo in favor of Lender.
99.1	Press Release dated October 25, 2022

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

	By:	/s/ Sharla A. Cook
	Name:	Sharla A. Cook
	Title:	Chief Financial Officer

October 25, 2022
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